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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT
                                     BETWEEN
                          CRICKET COMMUNICATIONS, INC.
                                       AND
                              NORTEL NETWORKS INC.

This Amendment No. 2 (this "Amendment") is made effective as of December 22, 2004, by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Owner"), and NORTEL NETWORKS INC., a Delaware corporation (the "Vendor").

WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor's Products and Services, as amended by Amendment No. 1, dated effective February 7, 2003 (together, the "Contract"); and,

WHEREAS, Owner and Vendor now wish to, among other things, add a volume commitment and certain Equipment lists to the Contract.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2. "Annual License Fees", as specified in Exhibit A02, Section 1.2, and elsewhere in the Contract, shall be renamed "Annual Software Maintenance Fees."

3. Add a new Section 3.7 (Amendment No. 2 Volume Commitment) to the Contract as follows:

      "3.7 Amendment No. 2 Volume Commitment. (a) Between the effective date of this Amendment No. 2 and prior to [ * * * ], Owner agrees to purchase/license, make full payment for and accept delivery of Vendor Products in a net price amount (i.e., the price excluding all discounts, credits, other incentives, freight, shipping, handling and insurance charges) totaling not less than [ * * * ] ("Amendment No. 2 Volume Commitment"). In the event Owner fails to achieve such Amendment No. 2 Volume Commitment prior to [ * * * ], Vendor may invoice Owner in an amount equal to [ * * * ] of the amount of the Amendment No. 2 Volume Commitment that remains unfulfilled. Such invoice shall be due and payable thirty (30) days from date of invoice. The parties hereby agree and acknowledge that any payments made by Owner under the Contract related to any of the following will not count towards Owner's satisfaction of the Amendment No. 2 Volume Commitment: (i) Services, (ii) annual service and support plans, or (iii) Products and/or Services set forth in Exhibit G (Fresno Equipment List) of the Contract." Notwithstanding these items, all payments by Owner towards (i) Products, (ii) Product credits as described in Section 3.7(b) below, and (iii) Annual Software Maintenance Fees are expressly included in the satisfaction of the Amendment No. 2 Volume Commitment.

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      (b) [* * *].

4.    Section 26.29 of the Contract shall be hereby amended to include the new
      Section 3.7 set forth above as a provision that shall continue in full force and effect notwithstanding any expiration or termination of the Contract.

5. The following Exhibits, attached hereto as Attachments 1 through 3, shall be added to the Contract and incorporated therein:

                Exhibit G (Fresno Equipment List) (Attachment 1);
     Exhibit H (Visalia, Modesto and Merced Equipment List) (Attachment 2);
          Exhibit I (Market Requirement Specifications) (Attachment 3).

6. Except as specifically modified by Amendment No. 2, the Contract in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.               NORTEL NETWORKS INC.

By: /s/ Glenn Umetsu                       By: /s/ Robert A. Riccitelli

Name: Glenn Umetsu                         Name: Robert A. Riccitelli
                (Type/Print)                                     (Type/Print)

Title: Exec. V.P./COO                      Title: Vice President

Date: 12/28/04                             Date: 12/31/04

Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009

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                     ATTACHMENT 1 TO AMENDMENT NO. 2 OF THE
                          CRICKET COMMUNICATIONS, INC.
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                    EXHIBIT G
                              FRESNO EQUIPMENT LIST

In consideration for Owner's Amendment No. 2 Volume Commitment, the net price (i.e., the price excluding all discounts, credits, other incentives, freight, shipping, handling and insurance charges) for the Products and Services described in the attached quote number B2004121729R3 shall be a cumulative total of [ * * * ]. Services are included in the net price. Vendor may substitute Products of more recent design or modify the specifications relating to the Products listed below as long as such Products offer consistent Form, Fit and Function with the listed Products. Vendor reserves the right to discontinue its manufacture of the Products as long as such modifications do not conflict with the Contract.

[Nineteen Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

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                     ATTACHMENT 2 TO AMENDMENT NO. 2 OF THE
                          CRICKET COMMUNICATIONS, INC.
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                    EXHIBIT H
                   VISALIA, MODESTO AND MERCED EQUIPMENT LIST

In consideration for Owner's Amendment No. 2 Volume Commitment and Owner's purchase of the Equipment set forth in Exhibit G (Fresno Equipment List), the Products and Services described in the attached quote number B200412730R2-1 and B200412730R2-2 are provided to Owner [ * * * ]. Vendor may substitute Products of more recent design or modify the specifications relating to the Products listed below as long as such Products offer consistent Form, Fit and Function with the listed Products. Vendor reserves the right to discontinue its manufacture of the Products as long as such modifications do not conflict with the Contract.

[Thirteen Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

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                     ATTACHMENT 3 TO AMENDMENT NO. 2 OF THE
                          CRICKET COMMUNICATIONS, INC.
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT

                                    EXHIBIT I
                        MARKET REQUIREMENT SPECIFICATIONS

The parties hereby agree and acknowledge that the Products provided to Owner under Exhibits G and H of the Contract (attached to Amendment No. 2 as Attachments 1 and 2) have been engineered in accordance with Owner's market requirement specifications as set forth in this Exhibit I. Any additional Products and associated Services required by Owner in such markets shall be at Owner's cost.

[One Page of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

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